UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 29, 2015

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
Representatives of Renasant Corporation (“Renasant”) will be making presentations to investors during various conferences in the third quarter of 2015. A copy of the presentation materials is filed as Exhibit 99.1 to this Form 8-K.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. This communication reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Renasant. These forward-looking statements are subject to a number of factors and uncertainties which could cause Renasant’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and Renasant does not assume any duty to update forward-looking statements, unless required by applicable law. In addition to factors previously disclosed in Renasant’s and Heritage’s reports filed with the Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this communication, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Heritage and between Renasant Bank and HeritageBank of the South, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Renasant’s and Heritage’s plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.
Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.
The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Heritage may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with Heritage’s integration of Alarion Financial Services, Inc.; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) reputational risks and the reaction of the companies’ customers to the transaction; (6) diversion of management time on merger related issues; (7) changes in asset quality and credit risk; (8) the cost and availability of capital; (9) customer acceptance of the combined company’s products and services; (10) customer borrowing, repayment, investment and deposit practices; (11) the outcome of pending litigation against, among others, Heritage, the former members of its board of directors, HeritageBank of the South, Renasant and Renasant Bank; (12) the introduction, withdrawal, success and timing of business initiatives; (13) the impact, extent, and timing of technological changes; (14) severe catastrophic events in our geographic area; (15) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (16) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (17) the interest rate environment may compress margins and adversely affect net interest income; and (18) competition from other financial services companies in the companies’ markets could adversely affect operations. Additional factors that could cause Renasant’s and Heritage’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and Heritage’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form

10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, Heritage or the merger or other matters and attributable to Renasant, Heritage or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant does not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made, except as may be required by applicable law.
Information About the Renasant/Heritage Transaction
Effective July 1, 2015, Renasant Corporation (“Renasant”) completed its previously-announced merger (the “Merger”) with Heritage Financial Group, Inc. (“Heritage”), pursuant to the Agreement and Plan of Merger by and among Renasant, Renasant Bank, Heritage and HeritageBank of the South (“HeritageBank”) dated as of December 10, 2014 (referred to as the “Merger Agreement”), in a transaction valued at approximately $287 million. At closing, Heritage merged with and into Renasant, with Renasant surviving the Merger.

In connection with the merger, Renasant filed with the SEC a definitive joint proxy statement of Renasant and Heritage, which also constitutes a definitive prospectus for Renasant on May 1, 2015, and may file other relevant documents concerning the Merger. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, HERITAGE AND THE MERGER. The definitive joint proxy statement/prospectus was mailed to shareholders of Renasant and stockholders of Heritage on or about May 1, 2015. Investors may also obtain copies of the definitive joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Renasant are available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450.
Information about the directors and executive officers of Renasant is included in the proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 2, 2015. Information about the directors and executive officers of Heritage is included in the proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 15, 2015. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description of Exhibit
99.1	Investor conference presentation materials

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: July 29, 2015	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Investor conference presentation materials